EXHIBIT 21.1

LIST OF SIGNIFICANT SUBSIDIARIES

The following are the subsidiaries of the Registrant included in the Registrant’s consolidated financial statements at March 31, 2023. Other subsidiaries are not listed because such subsidiaries are inactive. Subsidiaries are listed alphabetically under either the domestic or international categories.

Domestic	Jurisdiction under which organized	Percent of voting securities owned by Registrant
Aevi Americas Incorporated	Georgia	71.9%(27)
Diebold Global Finance Corporation	Delaware	100%
Diebold Holding Company, LLC	Delaware	100%
Diebold Latin America Holding Company, LLC	Delaware	100%
Diebold Mexico Holding Company, LLC	Delaware	100%(1)
Diebold Nixdorf Technology Finance, LLC	Delaware	100%
Diebold Self-Service Systems	New York	100%(2)
Diebold Software Solutions, Inc.	Delaware	100%
Diebold SST Holding Company, LLC	Delaware	100%
VDM Holding Company, Inc.	Delaware	100%

International	Jurisdiction under which organized	Percent of voting securities owned by Registrant
Aevi CZ s.r.o	Czech Republic	71.9%(27)
Aevi International GmbH	Germany	71.9%(26)
Aevi UK Ltd.	United Kingdom	71.9%(27)
Aisino Wincor Manufacturing (Shanghai) Co. Ltd.	China	49%(15)
Aisino-Wincor Retail & Banking Systems (Shanghai) Co. Ltd.	China	49%(44)
Bitelco Diebold Chile Limitada	Chile	100%(20)
CI Tech Sensors AG	Switzerland	100%(4)
C.R. Panama, Inc.	Panama	100%(10)
Cable Print B.V.	Belgium	100%(37)
D&G ATMS y Seguridad de Costa Rica Ltda.	Costa Rica	51%(33)
D&G Centroamerica, S. de R.L.	Panama	51%(29)
D&G Centroamerica y GBM de Nicaragua y Compañia Ltda.	Nicaragua	51%(30)
D&G Dominicana S.A.	Dominican Republic	51%(32)
D&G Honduras S. de R.L.	Honduras	51%(31)
D&G Panama S. de R.L.	Panama	51%(34)
DB & GB ATMs Seguridad de Guatemala, Limitada	Guatemala	51%(30)
DB & GB de El Salvador Limitada	El Salvador	51%(30)
DCHC, S.A.	Panama	100%(10)
Diebold Africa (Pty) Ltd.	South Africa	100%(17)
Diebold Africa Investment Holdings (Pty) Ltd.	South Africa	100%(14)
Diebold Argentina, S.A.	Argentina	100%(10)
Diebold Brasil LTDA	Brazil	100%(28)
Diebold Brasil Servicos de Tecnologia e Participacoes Ltda	Brazil	100%(22)
Diebold Canada Holding Company Inc.	Canada	100%
Diebold Ecuador S.A.	Ecuador	100%(18)
Diebold Financial Equipment Company, Ltd.	China	48.1%(24)
Diebold Nixdorf AB	Sweden	100%(4)
Diebold Nixdorf AG	Switzerland	100%(5)
Diebold Nixdorf A/S	Denmark	100%(4)
Diebold Nixdorf AS	Norway	100%(4)
Diebold Nixdorf Australia Pty. Ltd.	Australia	100%(1)
Diebold Nixdorf BPO Sp. z.o.o.	Poland	100%(4)
Diebold Nixdorf Business Administration Center GmbH	Germany	100%(4)
Diebold Nixdorf B.V.	Netherlands	100%(4)

Diebold Nixdorf B.V.	Belgium	100%(16)
Diebold Nixdorf, C.A.	Venezuela	100%(4)
Diebold Nixdorf Canada Limited	Canada	100%(1)
Diebold Nixdorf Colombia, S.A.S.	Colombia	100%(13)
Diebold Nixdorf de Mexico S.A. de C.V.	Mexico	100%(43)
Diebold Nixdorf Deutschland GmbH	Germany	100%(4)
Diebold Nixdorf Dutch Holding B.V.	Netherlands	100%
Diebold Nixdorf EURL	Algeria	100%(4)
Diebold Nixdorf Finance Germany GmbH	Germany	100%(4)
Diebold Nixdorf Global Holding BV	Netherlands	100%
Diebold Nixdorf Global Logistics GmbH	Germany	100%(19)
Diebold Nixdorf Global Solutions B.V.	Netherlands	100%(40)
Diebold Nixdorf GmbH	Austria	100%(1)
Diebold Nixdorf Holding Germany GmbH	Germany	100%
Diebold Nixdorf (Hong Kong) Ltd.	Hong Kong	100%(4)
Diebold Nixdorf India Private Limited	India	100%(8)
Diebold Nixdorf Information Systems S.A.	Greece	100%(4)
Diebold Nixdorf Information Systems (Shanghai) Co. Ltd.	China	100%(4)
Diebold Nixdorf (Ireland) Ltd.	Ireland	100%(4)
Diebold Nixdorf Kft.	Hungary	100%(4)
Diebold Nixdorf Limited	Nigeria	100%(4)
Diebold Nixdorf LLC	Russia	100%(3)
Diebold Nixdorf Logistics GmbH	Germany	100%(4)
Diebold Nixdorf Manufacturing Pte. Ltd.	Singapore	100%(38)
Diebold Nixdorf Middle East FZ-LLC	United Arab Emirates	100%(4)
Diebold Nixdorf Myanmar Limited	Myanmar	100%(7)
Diebold Nixdorf Operations GmbH	Germany	100%(4)
Diebold Nixdorf Oy	Finland	100%(4)
Diebold Nixdorf Peru S.r.l	Peru	100%(35)
Diebold Nixdorf Philippines, Inc.	Philippines	100%
Diebold Nixdorf Portugal Unipessoal, Lda.	Portugal	100%(1)
Diebold Nixdorf Real Estate GmbH & Co. KG	Germany	100%(42)
Diebold Nixdorf Retail Solutions s.r.o.	Czech Republic	100%(36)
Diebold Nixdorf S.A.	Morocco	100%(4)
Diebold Nixdorf S.A.S.	France	100%(4)
Diebold Nixdorf Sdn. Bhd.	Malaysia	100%(4)
Diebold Nixdorf Security GmbH	Germany	100%(4)
Diebold Nixdorf Singapore Pte. Ltd.	Singapore	100%(4)
Diebold Nixdorf S.L.	Spain	100%(4)
Diebold Nixdorf Software C.V.	Netherlands	100%(9)
Diebold Nixdorf Software Partner B.V.	Netherlands	100%(4)
Diebold Nixdorf South Africa (Pty) Ltd.	South Africa	74.9%(25)
Diebold Nixdorf Sp. z.o.o.	Poland	100%(4)
Diebold Nixdorf S.r.l.	Italy	100%(4)
Diebold Nixdorf Srl	Romania	100%(41)
Diebold Nixdorf s.r.o.	Czech Republic	100%(4)
DIEBOLD NIXDORF s.r.o.	Slovakia	100%(4)
Diebold Nixdorf Systems GmbH	Germany	100%(4)
Diebold Nixdorf Taiwan Ltd.	Taiwan	100%(4)
Diebold Nixdorf Technologies LLC	UAE	49% (39)
Diebold Nixdorf Teknoloji A.S.	Turkey	100%(4)
Diebold Nixdorf (Thailand) Company Limited	Thailand	100%
Diebold Nixdorf (UK) Limited	United Kingdom	100%(4)
Diebold Nixdorf Vermögensverwaltung GmbH	Germany	100%(4)
Diebold Nixdorf Vietnam Company Limited	Vietnam	100%

Diebold Panama, Inc.	Panama	100%(10)
Diebold Paraguay S.A.	Paraguay	100%(45)
Diebold Self-Service Solutions S.ar.l	Switzerland	100%(14)
Diebold Switzerland Holding Company, Sárl	Switzerland	100%(1)
Diebold Uruguay S.A.	Uruguay	100%(10)
Inspur Financial Information Technology Co., Ltd.	China	48.1%(6)
IP Management GmbH	Germany	100%(4)
J.J.F. Panama, Inc.	Panama	100%(10)
LLC Diebold Nixdorf	Ukraine	100%(4)
Procomp Amazonia Industria Eletronica Ltda.	Brazil	100%(11)
Procomp Industria Eletronica LTDA	Brazil	100%(23)
Pt. Diebold Nixdorf Indonesia	Indonesia	100%(12)
Wincor Nixdorf Facility GmbH	Germany	100%(4)
WINCOR NIXDORF International GmbH	Germany	100%(3)
Wincor Nixdorf IT Support S.A. de C.V.	Mexico	100%(21)

(1)	100 percent of voting securities are owned by Diebold Nixdorf Global Holding, BV, which is 100 percent owned by Registrant.

(2)	70 percent partnership interest is owned by Diebold Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining 30 percent partnership interest is owned by Diebold SST Holding Company, LLC, which is 100 percent owned by Registrant.

(3)	100 percent of voting securities are owned by Diebold Nixdorf Holding Germany GmbH, which is 100 percent owned by Registrant.

(4)	100 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership).

(5)	100 percent of voting securities are owned by Diebold Self-Service Solutions S.ar.l (refer to 14 for ownership).

(6)	48.1 percent of voting securities are owned by Diebold Switzerland Holding Company, Sárl (refer to 1 for ownership).

(7)	99.99 percent of voting securities are owned by VDM Holding Company, Inc., which is 100 percent owned by Registrant, while the remaining .01 percent of voting securities is owned by Diebold Pacific, Limited, which is 100 percent owned by Registrant.

(8)	62.42 percent of voting securities are owned by Registrant; 19.03 percent of voting securities are owned by Diebold Self-Service Solutions S.ar.l (refer to 14 for ownership); 6.82 percent of voting securities are owned by Diebold Switzerland Holding Company, Sárl (refer to 1 for ownership); 11.72 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership); and the remaining .01 percent of voting securities is owned by Diebold Holding Company, LLC, which is 100 percent owned by Registrant.

(9)	60 percent of voting securities are owned by Diebold Nixdorf Global Holding, BV, which is 100 percent owned by Registrant; 39.96 percent of voting securities are owned by IP Management GmbH (refer to 4 for ownership); and the remaining .4 percent of voting securities is owned by Diebold Nixdorf Software Partner B.V. (refer to 4 for ownership).

(10)	100 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(11)	99.99 percent of voting securities are owned by Diebold Brasil LTDA (refer to 28 for ownership), while the remaining .01 percent is owned by Registrant.

(12)	87.33 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership), while the remaining 12.52 percent of voting securities are owned by Diebold Nixdorf Global Holding, BV, which is 100 percent owned by Registrant.

(13)	21.44 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant; 16.78 percent of voting securities are owned by Diebold Panama, Inc. (refer to 10 for ownership); 16.78 percent of voting securities are owned by DCHC, S.A. (refer to 10 for ownership); 13.5 percent of voting securities are owned by J.J.F. Panama, Inc. (refer to 10 for ownership); and the remaining 31.5 percent of voting securities are owned by C.R. Panama, Inc. (refer to 10 for ownership).

(14)	100 percent of voting securities are owned by Diebold Switzerland Holding Company, Sárl (refer to 1 for ownership).

(15)	100 percent of voting securities are owned by Aisino-Wincor Retail & Banking Systems (Shanghai) Co. Ltd. (refer to 44 for ownership).

(16)	90 percent of voting securities are owned by Diebold Self-Service Solutions S.ar.l (refer to 14 for ownership), while the remaining 10 percent of voting securities are owned by Diebold Nixdorf AG (refer to 5 for ownership).

(17)	100 percent of voting securities are owned by Diebold Africa Investment Holdings (Pty) Ltd. (refer to 14 for ownership).

(18)	99.99 percent of voting securities are owned by Diebold Nixdorf Colombia, S.A.S. (refer to 13 for ownership), while the remaining 0.01 percent of voting securities is owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(19)	100 percent of voting securities are owned by Diebold Nixdorf Logistics GmbH (refer to 4 for ownership).

(20)	99.88 percent of voting securities are owned by Registrant, while the remaining .12 percent of voting securities is owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(21)	100 percent of voting securities are owned by Diebold Nixdorf, C.A. (refer to 4 for ownership).

(22)	99.99 percent of voting securities are owned by Diebold Canada Holding Company Inc., which is 100 percent owned by Registrant, while the remaining .01 percent of voting securities is owned by Procomp Amazonia Industria Eletronica Ltda. (refer to 11 for ownership).

(23)	99.99 percent of voting securities are owned by Diebold Brasil Servicos de Tecnologia e Participacoes Ltda. (refer to 22 for ownership), while the remaining .01 percent of voting securities is owned by Registrant.

(24)	100 percent of voting securities are owned by Inspur Financial Information Technology Co., Ltd. (refer to 6 for ownership).

(25)	74.9 percent of voting securities are owned by Diebold Africa Investment Holdings (Pty) Ltd. (refer to 14 for ownership).

(26)	71.9 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership).

(27)	100 percent of voting securities are owned by Aevi International GmbH (refer to 26 for ownership).

(28)	99.99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining .01 percent of voting securities is owned by Registrant.

(29)	51 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(30)	99 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(31)	99.97 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership), while the remaining .03 percent of voting securities is owned by D&G ATMs y Seguridad de Costa Rica Ltda. (refer to 33 for ownership).

(32)	99.85 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(33)	100 percent of voting securities are owned by D&G Centroamerica, S. de R. L. (refer to 29 for ownership).

(34)	99.99 percent of voting securities are owned by D&G Centroamerica, S. de R.L. (refer to 29 for ownership).

(35)	99.86 percent of voting securities are owned by Registrant, while the remaining .14 percent of voting securities is owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant.

(36)	100 percent of voting securities are owned by IP Management GmbH (refer to 4 for ownership).

(37)	74.986 percent of voting securities are owned by Registrant; 25.004 percent of voting securities is owned by Diebold Nixdorf B.V. (refer to 16 for ownership); while the remaining .01 percent of voting securities is owned by Diebold Holding Company, LLC, which is 100 percent owned by Registrant.

(38)	100 percent of voting securities are owned by Diebold Nixdorf Singapore Pte. Ltd (refer to 4 for ownership).

(39)	49 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership).

(40)	100 percent of voting securities are owned by Diebold Nixdorf Software C.V. (refer to 9 for ownership).

(41)	99.99 percent of voting securities are owned by Diebold Self-Service Solutions S.ar.l (refer to 14 for ownership), while the remaining .01 percent of voting securities is owned by Diebold Switzerland Holding Company, Sárl (refer to 1 for ownership).

(42)	100 percent of voting securities are owned by Wincor Nixdorf Facility GmbH (refer to 4 for ownership).

(43)	84.99 percent of voting securities are owned by Diebold Mexico Holding Company, LLC (refer to 1 for ownership); 15 percent of voting securities are owned by WINCOR NIXDORF International (refer to 3 for ownership); <.001 percent of voting securities is owned by Diebold Nixdorf, C.A. (refer to 4 for ownership); while the remaining <.001 percent of voting securities is owned by Registrant.

(44)	49 percent of voting securities are owned by WINCOR NIXDORF International GmbH (refer to 3 for ownership).

(45)	99 percent of voting securities are owned by Diebold Latin America Holding Company, LLC, which is 100 percent owned by Registrant, while the remaining 1 percent is owned by Registrant.